Exhibit 10.1

AMENDMENT NUMBER THREE

to the

THIRD AMENDED AND RESTATED MASTER LOAN AND SECURITY AGREEMENT

Dated as of June 7, 2022,

among

OP SPE BORROWER PARENT, LLC,

OP SPE PHX1, LLC,

OP SPE TPA1, LLC,

WELLS FARGO BANK, N.A.

and

CITIBANK, N.A.

This AMENDMENT NUMBER THREE (this “Amendment Number Three”) is made this 16th day of June, 2023 (the “Amendment Effective Date”), among OP SPE BORROWER PARENT, LLC (“Parent Borrower”), OP SPE PHX1, LLC and OP SPE TPA1, LLC; (each, a “Borrower” and collectively with Parent Borrower, “Borrowers”) and CITIBANK, N.A. (“Lender”), and acknowledged by WELLS FARGO BANK, N.A. (“Calculation Agent” and “Paying Agent”), to the Third Amended and Restated Master Loan and Security Agreement, dated as of June 7, 2022 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), among Borrowers, Lender and Calculation Agent and Paying Agent. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement.

RECITALS

WHEREAS, Borrowers and Lender have agreed to amend the Loan Agreement as more specifically set forth herein; and

WHEREAS, as of the date hereof, Borrowers represent to Lender that the Relevant Parties are in full compliance with all of the terms and conditions of the Loan Agreement and each other Loan Document and no Default or Event of Default has occurred and is continuing under the Loan Agreement or any other Loan Document.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1.    Amendment. Effective as of the Amendment Effective Date, the Loan Agreement is hereby amended as follows:

(a)    Section 1.01 of the Loan Agreement is hereby amended by adding the following definition of “Non-Utilization Fee” in the appropriate alphabetical order:

“Non-Utilization Fee” shall have the meaning set forth in the Pricing Side Letter.

(b)    Section 1.01 of the Loan Agreement is hereby amended by deleting the definition of “Change of Control” in its entirety and replacing it with the following:

“Change of Control” shall mean, (a) with respect to a Borrower (other than Parent Borrower), if such Borrower ceases to be a Special Purpose Entity wholly owned directly by Parent Borrower, (b) with respect to Parent Borrower, if Parent Borrower ceases to be a Special Purpose Entity wholly owned directly by Parent SPE, (c) with respect to Parent SPE, if Parent SPE ceases to be a Special Purpose Entity wholly owned, directly by Offerpad Holdings LLC, (d) with respect to Offerpad Holdings LLC, if Offerpad Holdings LLC ceases to be wholly owned, directly by Guarantor, (e) with respect to Guarantor, the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended) of outstanding shares of voting stock of Guarantor or at any time if after giving effect to such acquisition such Person or Persons owns forty-nine (49%) or more of such outstanding shares of voting stock, (f) with respect to each Relevant Party, if any Relevant Party that does not, as of the Effective Date, have an ownership interest in such Relevant Party acquires an ownership interest in such Relevant Party and, in connection with such acquisition, such Person acquires, or is granted, voting control over the operating policies and/or procedures such Relevant Party or (g) with respect to an Affiliated Asset Manager, the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended) of outstanding shares of voting stock, limited partnership interests or limited liability interests, as the case may be, of such Affiliated Asset Manager or at any time if after giving effect to such acquisition such Person or Persons owns fifty (50%) or more of such outstanding shares of voting stock, limited partnership interests or limited liability company interests, as the case may be.

(c)    Section 1.01 of the Loan Agreement is hereby amended by deleting the definitions of “Maturity Date” and “Required Reserve Amount” in their entirety and replacing them with the following, respectively:

“Maturity Date” shall mean (i) June 16, 2025, or (ii) such earlier date on which the Loans hereunder have become due and payable hereunder in accordance with Section 9.

“Required Reserve Amount” shall have the meaning set forth in the Pricing Side Letter.

(d)    Section 3.05(b) of the Loan Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

(b)    To the extent that no Default or Event of Default has occurred and is continuing, the Paying Agent shall on each Payment Date, Funding Date and Repayment Date (in accordance with the Payment Date Report as approved by the Lender in accordance with Section 3.05(d) below), apply such Income on deposit in the Collection Account in the following order of priority:

first, to Paying Agent, for the account of the appropriate Agent or Diligence Agent, as applicable, any regularly scheduled fees, expenses, and any Calculation Agent Indemnity Amounts and Paying Agent Indemnity Amounts due and owing to the Agents or Diligence Agent, as applicable (including, without limitation, the Calculation Agent Fee, the Paying Agent Fee and the Diligence Agent Fee);

second, to pay to Paying Agent, for the account of Lender an amount equal to any fees (other than any Commitment Fee or Non-Utilization Fee), expenses and indemnity amounts due to Lender;

third, only if such date is a Payment Date, to pay to Paying Agent, for the account of Lender an amount equal to the amount of any Commitment Fee and Non-Utilization Fee for such period and any accrued and unpaid interest on the Loans for the Interest Period then ending;

fourth, to pay Paying Agent, for the account of Lender an amount equal to reduce the outstanding Advances with respect to any Properties that have been sold or transferred to zero;

fifth, to pay to Paying Agent, for the account of Lender an amount sufficient to eliminate any Borrowing Base Deficiency;

sixth, to pay to Paying Agent, for the account of Lender and held in the Collection Account an amount necessary to fully satisfy the Required Reserve Amount;

seventh, to pay to Asset Manager an amount equal to the Asset Management Fees and permitted expenses then due and owing to Asset Manager in accordance with the Loan Documents; and

eighth, 100% of the remaining amount less the Required Reserve Amount shall be paid to or at the direction of Borrowers.

(e)    Section 7.48 of the Loan Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

7.48    Additional Warehouse Facility. Guarantor or any Subsidiary thereof shall maintain throughout the term of this Loan Agreement, at least one committed warehouse facility with a nationally recognized bank or other lender reasonably acceptable to Lender, which provides for the financing of properties similar to the Properties financed by Lender hereunder on terms and conditions substantially similar to those generally accepted by nationally recognized banks that routinely provide financing for residential real estate to counterparties similar to Borrower.

SECTION 2.    Effectiveness. This Amendment Number Three shall become effective as of the date that Lender shall have received:

(a)	counterparts of this Amendment Number Three duly executed by each of the parties hereto; and

(b)	counterparts of that certain Amendment Number Three to the Third Amended and Restated Pricing Side Letter, dated as of the date hereof, duly executed by each of the parties thereto.

SECTION 3.    Fees and Expenses. Borrowers jointly and severally agree to pay to Lender all reasonable out of pocket costs and expenses incurred by Lender in connection with this Amendment Number Three (including all reasonable fees and out of pocket costs and expenses of Lender’s legal counsel) in accordance with Section 14.03 of the Loan Agreement.

SECTION 4.    Representations. Borrowers hereby represent to Lender that as of the date hereof, the Relevant Parties are in full compliance with all of the terms and conditions of the Loan Agreement and each other Loan Document and no Default or Event of Default has occurred and is continuing under the Loan Agreement or any other Loan Document.

SECTION 5.    Binding Effect; Governing Law. This Amendment Number Three shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. THIS AMENDMENT NUMBER THREE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL GOVERN).

SECTION 6.    Counterparts. This Amendment Number Three may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. The parties agree this Amendment Number Three, any documents to be delivered pursuant to this Amendment Number Three and any notices hereunder may be transmitted between them by e-mail and/or by facsimile. The parties intend that faxed signatures and electronically imaged signatures such as .pdf files and signatures executed using third party electronic signature capture service providers, which comply with the Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar state law based on the Uniform Electronic Transactions Act, shall constitute original signatures and are binding on all parties. The original documents shall be promptly delivered, if requested.

SECTION 7.    Limited Effect. Except as amended hereby, the Loan Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number Three need not be made in the Loan Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Loan Agreement, any reference in any of such items to the Loan Agreement being sufficient to refer to the Loan Agreement as amended hereby.

[Signature Page Follows]

IN WITNESS WHEREOF, Borrowers and Lender have caused this Amendment Number Three to be executed and delivered by their duly authorized officers as of the Amendment Effective Date.

OP SPE BORROWER PARENT, LLC, as Parent Borrower

By:	/s/ Michael Burnett
Name: Michael Burnett
Title: Chief Financial Officer

[Amendment Number Three to Third A&R MLSA (Citi-Offerpad) (2023)]

OP SPE PHX1, LLC as a Borrower

By:	/s/ Michael Burnett
Name: Michael Burnett
Title: Chief Financial Officer

[Amendment Number Three to Third A&R MLSA (Citi-Offerpad) (2023)]

OP SPE TPA1, LLC as a Borrower

By:	/s/ Michael Burnett
Name: Michael Burnett
Title: Chief Financial Officer

[Amendment Number Three to Third A&R MLSA (Citi-Offerpad) (2023)]

CITIBANK, N.A., as Lender

By:	/s/ Arunthathi Theivakumaran
Name: Arunthathi Theivakumaran
Title: Vice President

[Amendment Number Three to Third A&R MLSA (Citi-Offerpad) (2023)]

Acknowledged as of the date first above written:

WELLS FARGO BANK, N.A., as Calculation Agent

and Paying Agent

By: Computershare Trust Company, N.A., as Agent

By:	/s/ Jocelyn Strong
Name: Jocelyn Strong
Title: Vice President

[Amendment Number Three to Third A&R MLSA (Citi-Offerpad) (2023)]